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                                                                   EXHIBIT 10.33

                 NOTICE OF PRO RATA REDEMPTION TO THE HOLDERS OF
                               GUITAR CENTER, INC.
                           11% SENIOR NOTES DUE 2006


     NOTICE IS HEREBY GIVEN THAT Guitar Center, Inc. (the "COMPANY") recently consummated an initial public offering of its Common Stock. The Company hereby notifies you that the Company will be exercising its option to use a portion of the net proceeds received from its initial public offering to redeem (the "REDEMPTION") $33,333,000 aggregate principal amount of its 11% Senior Notes due 2006 (the "NOTES") pursuant to the terms of Section 3.1 and
3.4 of the indenture governing such Notes (the "INDENTURE") and pursuant to the terms of paragraph 5 of the Notes. After such redemption (the "REDEMPTION"), there will be $66,667,000 aggregate principal amount of Notes outstanding.

     THE REDEMPTION. The Depository Trust Company shall select the Notes to be redeemed on a PRO RATA basis from all holders of record on March 19, 1997. The Redemption will be effected on April 19, 1997 (the "REDEMPTION DATE").

     PAYMENT OF THE REDEMPTION PRICE AND ACCRUED AND UNPAID INTEREST. Immediately prior to the Redemption Date, the Company will deposit with U.S. Trust Company of California, N.A., the trustee and paying agent under the Indenture (the "PAYING AGENT"), $1,100.00 for each Note (having a denomination of $1,000) that is being redeemed (the "REDEMPTION PRICE"), plus $33.00 representing all accrued and unpaid interest on each redeemed Note to the Redemption Date ("ACCRUED AND UNPAID INTEREST"). On the Redemption Date, the Paying Agent will pay to you the Redemption Price and Accrued and Unpaid Interest for each redeemed Note.

     Unless the Company defaults in its obligations to deposit cash with the Paying Agent in an amount to fund the payment of the Redemption Price and Accrued and Unpaid Interest in accordance with the terms of the Indenture or unless such payments are otherwise prohibited, interest on the Notes called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of a holder of a Note being redeemed is such holder's right to receive payment of the Redemption Price and Accrued and Unpaid Interest.

     NEW CERTIFICATES FOR UNREDEEMED PORTION. After the Redemption Date, the Company will issue a new certificate in the name of Cede & Co. to be held by the Paying Agent representing an aggregate principal amount of Notes equal to the unredeemed portion of Notes held by you.

The Notes called for redemption must be presented for payment at one of the following locations:

                                     BY HAND

                     U.S. Trust Company of California, N.A.
                   c/o United States Trust Company of New York
                            111 Broadway, Lower Level
                             Corporate Trust Window
                               New York, NY 10006

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                                     BY MAIL

                     U.S. Trust Company of California, N.A.
                   c/o U.S. Trust Company of California, N.A.
                                  P.O. Box 841
                              Peter Cooper Station
                             New York, NY 10276-0841


                               VIA OVERNIGHT MAIL

                     United States Trust Company of New York
                            770 Broadway, 13th Floor
                               New York, NY 10003
                     Attention:  Corporate Trust Operations

From and after April 19, 1997, interest on the Notes called for redemption will cease to accrue and be payable.

If you have any questions, please call 1 (800) 225-2398.

                    By:  GUITAR CENTER, INC.

                         U.S. TRUST COMPANY OF CALIFORNIA, N.A.
                         as Trustee, Registrar and Paying Agent

All holders submitting their Notes for redemption should also submit a completed Internal Revenue Service Form W-9. Failure to provide a completed Form W-9 will result in a 31% back-up withholding to bondholders pursuant to Interest and Dividend Tax Compliance Act of 1983.

*This Cusip Number has been assigned to this issue by Standard & Poor's Corporation, and is included solely for hte convenience of the Certificate holders. Neither Guitar Center, In., the Trustee or the Paying Agent shall be responsible for the selection or use of this Cusip Number nor is any representation made as to its correctness on the Notes or as indicated in any redemption notice.